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                                                               EXHIBIT 10.N

                            AMENDMENT NUMBER SEVEN
                                    TO THE
                          BW/IP INTERNATIONAL, INC.
                               RETIREMENT PLAN
               (AS AMENDED AND RESTATED AS OF JANUARY 1, 1993)


        The BW/IP International, Inc. Retirement Plan, as amended and restated as of January 1, 1993 (the "Plan"), is hereby further amended as follows:

1.  Definition of Earnings.
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        The definition of "Earnings" contained in Section 2 of the Plan is amended by deleting the phrase "and any amounts paid in a form other than cash" at the end of the second sentence thereof.

2.  Optional Lump Sum Distribution of Smaller Benefits.
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        Section 6.07 of the Plan is amended by adding the following subsection
(e) thereto:

        "(e) A distribution in a single lump sum of the entirety of the Participant's accrued benefit in the event that the Actuarial Value of the Participant's accrued benefit under this Plan, determined at the time and in accordance with Section 6.12 of this Plan (notwithstanding the above provisions of this Section 6.07), is not in excess of $7,500 and was not distributed under
              Section 6.12, to be paid to the Participant or former Participant or his beneficiary at the earliest date the Participant, former Participant or beneficiary would have otherwise been entitled to commence receiving benefits hereunder."

        Section 6.12 of the Plan is amended by redesignating the existing provisions thereof as subsection (a) and Section




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6.12 is further amended by adding the following the following subsection (b)
thereto:

        "(b) Notwithstanding any other terms of this Plan to the contrary, a Participant who has Separated from Service shall from and after the date of such Separation from Service be entitled to make a written election, if at the time of his election the Actuarial Value of such former Participant's accrued benefit under this Plan determined in accordance with Section 6.12 of this Plan is not in excess of $7,500 and was not distributed under Section 6.12, (1) to immediately commence to receive his benefit as provided in Section 6.10 and subject to Section 6.11
              (A) in the form of an immediate 50% joint and contingent annuitant option as described in Subsection 6.07(a) under which such spouse will be deemed to be the Contingent Annuitant if the former Participant has a spouse to whom he has been married throughout the one-year period ending on his Pension commencement date, or (B) in the form of an immediate Life Annuity to such former Participant as provided under Section 6.01 of the Plan if such former Participaqnt is not so married, of (2) subject to the provisions of Section 6.06 of the Plan, to elect against such form of benefit and to immediately receive his benefit in the form of a single lump sum payment in the amount of such Actuaarial Value as so determined. Nothing in this Section 6.12(b) shall be construed as requiring a Participant to commence receipt of his benefit or as preventing such Participant from receiving his benefit as a Vested Deferred Benefit or from exercising the options otherwise available to him under Section Six of this Plan."

3.  Ratification and Reaffirmation
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        Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


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4.  Effective Date
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        This Amendment Number Seven to the Plan as restated shall be effective as of January 1, 1995, subject to receipt by the Plan of a favorable determination letter from the Internal Revenue Service with respect to this Amendment.

        IN WITNESS WHEREOF, the Company maintaining the Plan has caused this Amendment Number Seven to be executed as of the 15th day of December 1995.


                                           BW/IP International, Inc.

                                           By /s/  John D. Hannesson
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